Exhibit 99.1
-MORE-
Contacts:
Dolph

Baker,

Chairman

and

CEO
Max

P.

Bowman,

Vice

President

and

CFO
(601)

948-6813
CAL-MAINE FOODS REPORTS THIRD QUARTER FISCAL 2022 RESULTS
RIDGELAND,

Miss.

(March

29,

2022)

-

Cal-Maine

Foods,

Inc.

(NASDAQ:

CALM)

today

reported

results
for

the

third

quarter

of

fiscal

2022

(thirteen

weeks)

and

39-week

period

ended

February

26,

2022.
Net

sales

in

the

third

quarter

of

fiscal

2022

increased

33.0

percent

to

$477.5

million

compared

to
$359.1

million

in

the

third

quarter

of

fiscal

2021.

The

Company

reported

net

income

of

$39.5

million,

or
$0.81

per

basic

and

diluted

common

share,

for

the

third

quarter

of

fiscal

2022,

compared

to

net

income
of

$13.5

million,

or

$0.28

per

basic

and

diluted

common

share,

for

the

third

quarter

of

fiscal

2021.
For

the

thirty-nine

weeks

ended

February

26,

2022,

net

sales

were

$1,184.2

million

compared

to
$999.2

million

in

the

prior-year

period.

The

Company

reported

net

income

of

$22.7

million,

or

$0.46

per
basic

and

diluted

common

share,

for

the

thirty-nine

weeks

ended

February

26,

2022,

compared

with

net
income

of

$6.3

million,

or

$0.13

per

basic

and

diluted

common

share,

for

the

prior-year

period.

Dolph

Baker,

chairman

and

chief

executive

officer

of

Cal-Maine

Foods,

Inc.,

stated,

“We

are
pleased

to

report

a

strong

performance

for

the

third

quarter

of

fiscal

2022.

Net

sales

of

$477.5

million
represented

a

third

quarter

revenue

record,

driven

by

improved

shell

egg

pricing.

The

net

average

selling
price

for

all

eggs

increased

29.4

percent

to

$1.612

per

dozen

compared

with

$1.246

per

dozen

in

the

prior-year

period.

Cal-Maine

Foods

also

delivered

growth

in

shell

egg

volumes.

Total

dozens

sold

in

the
third

quarter

increased

2.8

percent

versus

the

prior-year

quarter,

led

by

an

approximate

1.4

percent
improvement

within

the

retail

sales

channel

that

outpaced

the

industry,

which

experienced

shell

egg
volume

declines

of

6.4

percent.
1

“Our

fiscal

third

quarter

gross

margin

of

19.2

percent

improved

approximately

600

basis

points
compared

to

the

prior-year

quarter.

This

increase

reflects

overall

improved

market

conditions,

strong
growth

in

our

specialty

egg

sales,

our

continued

focus

on

expense

management

and

our

ability

to

leverage
our

owned

production

capabilities.

“In

the

third

quarter

of

fiscal

2022,

our

total

dozens

sold

increased

to

287.7

million

versus
279.7

million

in

the

prior-year

quarter,

reflecting

an

increase

in

specialty

egg

dozens

sold,

partially

offset
by

a

decrease

in

conventional

egg

dozens

sold.

In

the

third

quarter,

industry

retail

demand

for

shell

eggs
decreased

slightly

as

compared

to

the

strong

demand

of

the

“stay-at-home”

COVID-19

period.

However,
with

improving

demand

for

food

service

breaking

stock,

overall

demand

is

returning

to

a

more

consistent,
historical

pattern.

Year-to-date,

our

total

dozens

sold

decreased

modestly

to

811.8

million,

or

0.7

percent,
driven

by

a

5.2

percent

decrease

in

conventional

volumes,

partially

offset

by

an

11.7

percent

increase

in
specialty

egg

volumes.

Our

year-to-date

shell

egg

sales

volumes

within

the

retail

sales

channel

were

down
2.5

percent

as

compared

with

a

7.6

percent

volume

decline

in

the

retail

shell

egg

market

for

the
comparable

period.
2

We

attribute

our

ability

to

support

our

sales

volumes,

in

part,

to

continued
investment

in

our

specialty

egg

business,

including

cage-free

capabilities,

and

strategic

expansion

of

our
distribution

network

through

our

recent

additional

investment

in

Southwest

Specialty

Eggs
in

the
southern

California,

Arizona

and

Nevada

markets
.
“The

table

egg

layer

hen

inventory

reported

by

the

USDA

as

of

March

1,

2022,

was

322.7

million,
a

decrease

of

1.6

percent

versus

the

prior

year

and

trending

below

the

five-year

average.

The

USDA

also
reported

that

the

egg-type

chick

hatch

from

October,

2021

through

February,

2022

decreased

5.5

percent
1)

IRI

Unify.

U.S.

multi-outlet

sales,

13

weeks

ended

February

27,

2022.

Egg

category

less

non-egg

products.
2)

IRI

Unify.

U.S.

multi-outlet

sales,

May

31,

2021

through

February

27,

2022.

Egg

category

less

non-egg

products.

CALM Reports Third Quarter Fiscal 2022 Results

March 29, 2022
-MORE-
compared

to

the

prior

years’

comparable

periods.

As

of

March

1,

2022,

table-type

eggs

in

incubators
totaled

55.4

million,

a

decrease

of

7.6

percent

year

over

year.

“Specialty

egg

sales

totaled

$182.9

million

in

the

third

quarter

of

fiscal

2022,

comprising

39.4

percent

of

total

shell

egg

revenue,

compared

with

$145.2

million,

or

41.5

percent

of

revenue,

for

the
prior-year

quarter.

Specialty

egg

dozens

sold

increased

to

95.1

million,

or

24.1

percent,

versus

the

prior
year

and

represented

33.1

percent

of

total

dozens

sold

in

the

third

quarter

of

fiscal

2022

compared

with
27.4

percent

in

the

prior-year

quarter.

The

specialty

egg

net

average

selling

price

per

dozen

increased

to
$1.923,

or

1.5

percent,

versus

the

third

quarter

of

fiscal

2021.

Specialty

egg

sales

remain

an

integral

part
of

our

growth

strategy.

Consumer

preference

for

specialty

eggs,

including

cage-free

eggs,

continues

to
expand

with

more

consumers

willing

to

pay

premium

prices

for

these

products.

Cage-free

egg

sales
comprised

24.1

percent

of

total

net

shell

egg

sales

in

the

third

quarter

of

fiscal

2022

and

23.0

percent

of
total

net

shell

egg

sales

fiscal

year-to-date.

We

continue

to

focus

on

offering

a

favorable

product

mix

that
meets

the

needs

of

our

customers,

including

conventional,

cage-free,

organic

and

other

specialty

eggs

and
egg

products.
“We

are

closely

monitoring

the

recently

reported

outbreaks

of

highly

pathogenic

avian

influenza
(“HPAI”).

As

of

Monday,

March

28,

2022,

the

U.S.

Department

of

Agriculture’s

Animal

and

Plant

Health
Inspection

Service,

(“APHIS”),

reported

that

approximately

11.5

million

commercial

table

egg

layer

hens,
or

about

3.6

percent

of

the

table

egg

layer

flock

based

on

February

2022

reported

layer

numbers,

have
been

depopulated

given

the

impacts

of

HPAI.

Pullets

impacted

comprise

approximately

830,000,

or
about

0.7

percent

of

the

pullet

inventory.

According

to

the

U.S.

Centers

for

Disease

Control

and
Prevention,

these

detections

do

not

present

an

immediate

public

health

concern.

There

have

been

no
positive

tests

for

HPAI

at

any

Cal-Maine

Foods’

owned

or

contracted

production

facility

to

date.

We
continue

to

maintain

robust

biosecurity

programs

across

our

locations

in

accordance

with

APHIS
guidelines.

We

are

also

working

closely

with

egg

industry

associations

and

government

officials
to
mitigate

the

risk

of

future

outbreaks

and

effectively

manage

our

response,

if

needed.
“For

the

third

quarter

of

fiscal

2022,

we

reported

operating

income

of

$39.6

million

compared
with

an

operating

loss

of

$493,000

for

the

prior-year

quarter.

Our

results

reflect

the

current

inflationary
environment

with

higher

costs

for

feed,

labor,

packaging

and

delivery.

Farm

production

costs

per

dozen
for

the

third

quarter

of

fiscal

2022

increased

16.9

percent

compared

to

the

third

quarter

of

fiscal

2021,
primarily

tied

to

higher

feed

costs

per

dozen

produced,

which

increased

20.3

percent

compared

with

the
prior-year

period.

For

the

third

quarter

of

fiscal

2022,

the

average

Chicago

Board

of

Trade

(“CBOT”)

daily
market

price

was

$6.13

per

bushel

for

corn

and

$412

per

ton

for

soybean

meal,

representing

an

increase
of

23.5

percent

and

decrease

of

2.5

percent,

respectively,

compared

to

the

average

daily

CBOT

prices

for
the

third

quarter

of

fiscal

2021.

While

we

experienced

these

production

cost

headwinds,

we

managed

our
selling,

general

and

administrative

expense

well,

which

reflects

our

continued

focus

on

achieving
enterprise

efficiencies.
“Supplies

of

corn

and

soybean

remained

tight

relative

to

demand

in

our

fiscal

third

quarter

as
evidenced

by

the

near-record-low

stock-to-use

ratio

for

corn,

as

well

as

weather-related

shortfalls

in
production

and

yields,

and

the

ongoing

disruptions

related

to

the

COVID-19

global

pandemic.

Going
forward:

market

indications

point

to

corn

and

soybean

pricing

pressures

and

higher

volatility

tied

to

the
Russia-Ukraine

war

and

export

demand,

which

will

result

in

continued

pressure

on

the

stock-to-use

ratio
for

corn.

“Despite

input

cost

pressures

and

other

market

uncertainties,

we

remain

focused

on

managing
our

operations

as

efficiently

and

safely

as

possible.

We

have

continued

to

deliver

against

our

key
performance

metrics,

and

we

commend

the

work

of

our

managers

and

employees

across

our

operations
for

consistent

execution

in

challenging

conditions.

Our

commitment

to

be

the

most

reliable

and
sustainable

producer

of

fresh

shell

eggs

and

egg

products

remains

unwavering.

Cal-Maine

Foods’

CALM Reports Third Quarter Fiscal 2022 Results

March 29, 2022
-MORE-
differentiated

product

mix

and

proven

operating

model

continue

to

support

our

ability

to

meet

changing
customer

demand

and

extend

our

market

reach.

Importantly,

we

have

the

financial

strength

to

support
our

organic

growth

and

expansion

opportunities

and

consider

potential

acquisitions

that

are

accretive

to
our

business,”

added

Baker.
For

the

third

quarter

of

fiscal

2022,

Cal-Maine

Foods

will

pay

a

cash

dividend

of

approximately
$o.125

cents

per

share

to

holders

of

its

common

and

Class

A

common

stock.

Pursuant

to

Cal-Maine

Foods’
variable

dividend

policy,

for

each

quarter

in

which

the

Company

reports

net

income,

the

Company

pays
a

cash

dividend

to

shareholders

in

an

amount

equal

to

one-third

of

such

quarterly

income.

Following

a
quarter

for

which

the

Company

does

not

report

net

income,

the

Company

will

not

pay

a

dividend

with
respect

to

that

quarter

or

for

a

subsequent

profitable

quarter

until

the

Company

is

profitable

on

a
cumulative

basis

computed

from

the

date

of

the

most

recent

quarter

for

which

a

dividend

was

paid.

The
amount

paid

per

share

will

vary

based

on

the

number

of

outstanding

shares

on

the

record

date.

The
dividend

is

payable

on

May

12,

2022,

to

holders

of

record

on

April

27,

2022.
Select

operating

statistics

for

the

third

quarter

of

fiscal

2022

compared

with

the

prior-year

period
are

shown

below:

13 Weeks Ended 39 Weeks Ended
February 26,
2022
February 27,
2021
February 26,
2022
February 27,
2021
Dozen Eggs Sold (000) 287,651 279,715 811,821 817,360
Dozen Eggs Produced (000) 264,433 248,130 757,677 731,205
% Specialty Sales (dozen) 33.1% 27.4% 30.0% 26.6%
% Specialty Sales (dollars) 39.4% 41.5% 40.2% 42.0%
Net Average Selling Price (per dozen) $ 1.612 $ 1.246 $ 1.414 $ 1.185
Net Average Selling Price Specialty Eggs (per dozen) $ 1.923 $ 1.895 $ 1.900 $ 1.876
Feed Cost (per dozen) $ 0.562 $ 0.467 $ 0.546 $ 0.422
Cal-Maine

Foods,

Inc.

is

primarily

engaged

in

the

production,

grading,

packing,

marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

free-range,

pasture-raised

and
nutritionally

enhanced

eggs.

The

Company,

which

is

headquartered

in

Ridgeland,

Mississippi,

is

the
largest

producer

and

distributor

of

fresh

shell

eggs

in

the

United

States

and

sells

the

majority

of

its

shell
eggs

in

states

across

the

southwestern,

southeastern,

mid-western

and

mid-Atlantic

regions

of

the

United
States.

Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that term is defined in the Private Securities Litigation

Reform Act of 1995. The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections regarding

our company

and our

industry. These

statements are

not guarantees

of future
performance and involve

risks, uncertainties, assumptions

and other factors

that are difficult

to predict
and may

be beyond

our control.

The factors

that could

cause actual

results to

differ materially

from
those projected in the forward-looking

statements include, among others, (i)

the risk factors set forth

in
the Company’s SEC filings (including its

Annual Reports on Form 10-K, Quarterly

Reports on Form 10-
Q

and

Current

Reports

on

Form

8-K),

(ii)

the

risks

and

hazards

inherent

in

the

shell

egg

business
(including disease,

pests, weather

conditions and

potential for

recall), (iii) changes

in the demand

for
and market prices of shell

eggs and feed costs, (iv)

our ability to predict and

meet demand for cage-free
and other specialty eggs, (v) risks, changes or obligations that could result from our future acquisition
of new

flocks

or businesses

and risks

or changes

that may

cause conditions

to completing

a pending
acquisition

not

to

be

met,

(vi)

risks

relating

to

the

evolving

COVID-19

pandemic,

including

without
limitation

increased

costs,

rising

inflation

and

interest

rates

and

(vii)

adverse

results

in

pending
litigation

matters.

SEC

filings

may

be

obtained

from

the

SEC

or

the

Company’s

website
,
www.calmainefoods.com.

Readers

are

cautioned

not

to

place

undue

reliance

on

forward-looking
statements

because,

while

we

believe

the

assumptions

on

which

the

forward-looking

statements

are

CALM Reports Third Quarter Fiscal 2022 Results

March 29, 2022
-MORE-
based are reasonable, there

can be no assurance

that these forward-looking statements will

prove to be
accurate. Further,

the forward-looking

statements included

herein are

only made

as of the

respective
dates

thereof,

or

if

no

date

is

stated,

as

of

the

date

hereof.

Except

as

otherwise

required

by

law,

we
disclaim

any

intent

or

obligation

to

publicly

update

these

forward-looking

statements,

whether

as

a
result of new information, future events or otherwise.

CALM Reports Third Quarter Fiscal 2022 Results

March 29, 2022
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In

thousands,

except

per

share

amounts)
SUMMARY STATEMENTS OF OPERATIONS
13 Weeks Ended 39 Weeks Ended
February 26,
2022
February 27,
2021
February 26,
2022
February 27,
2021
Net sales $ 477,485 $ 359,080 $ 1,184,195 $ 999,189
Cost of sales 385,903 311,563 1,042,221 876,457
Gross profit 91,582 47,517 141,974 122,732
Selling, general and administrative 52,686 47,656 146,991 135,494
(Gain) loss on disposal of fixed assets (674) 354 (2,855) 476
Operating income (loss) 39,570 (493) (2,162) (13,238)
Other income, net 13,478 12,325 21,814 15,462
Income before income taxes 53,048 11,832 19,652 2,224
Income tax expense (benefit) 13,594 (1,716) (2,921) (4,080)
Net income

39,454 13,548 22,573 6,304
Less: Loss attributable to noncontrolling interest (63) — (91) —
Net income attributable to Cal-Maine Foods, Inc. $ 39,517 $ 13,548 $ 22,664 $ 6,304
Net income per common share:
Basic $ 0.81 $ 0.28 $ 0.46 $ 0.13
Diluted $ 0.81 $ 0.28 $ 0.46 $ 0.13
Weighted average shares outstanding:
Basic 48,886 48,530 48,888 48,511
Diluted 49,036 48,659 49,035 48,649

CALM Reports Third Quarter Fiscal 2022 Results

March 29, 2022
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
February 26, 2022 May 29, 2021
ASSETS
Cash and short-term investments $ 96,714 $ 169,510
Receivables, net 180,037 126,639
Inventories 240,087 218,375
Prepaid expenses and other current assets 5,872 5,407
Current assets 522,710 519,931
Property, plant and equipment, net 671,373 589,417
Other noncurrent assets 87,912 119,826
Total assets $ 1,281,995 $ 1,229,174
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 120,665 $ 89,191
Current portion of lease obligations 708 906
Current liabilities 121,373 90,097
Lease obligations, less current maturities 953 1,472
Deferred income taxes and other liabilities 129,426 124,824
Stockholders' equity 1,030,243 1,012,781
Total liabilities and stockholders' equity $ 1,281,995 $ 1,229,174